Drew Industries Incorporated

(NYSE: DW)

EXHIBIT 99.1









A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation, and in our subsequent filings with the Securities and Exchange Commission.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components, and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, changes in zoning regulations for manufactured homes, sales declines in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of acquisitions, realization of efficiency improvements, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.

SECTION I

Overview

Drew's Segments – LTM 9/2012

Net Sales - $860 million


MH = $120 million
14%
RV = $740 million
86%
Approx 85% for towable RVs



Segment Operating Profit - $67 million


MH = $14 million
21%
RV = $53 million
79%



Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $860 Million for the12 Months Ended September 30, 2012



RV Chassis, Slide-outs and Other Chassis Parts: $419 million
50%
MH Segment Windows and Doors: $63 million
7%
RV Segment Windows and Doors: $166 million
19%
Axles and Suspension Products: $55 million
6%
Other Products: $18 million
2%
MH Chassis and Chassis Parts: $43 million
5%
Bath Products: $20 million
2%
RV Furniture and Mattresses: $76 million
9%

Financial Performance



Net Sales and EBITDASO(1) (in millions)
RV Segment net sales
MH Segment net sales
EBITDASO
Net Sales
EBITDASO
1,000
800
600
400
200
0
90
75
60
45
30
15
0
$255
$108
$147
$325
$171
$154
$353
$220
$134
$531
$348
$183
$669
$448
$221
$729
$509
$220
$669
$492
$177
$511
$368
$143
$398
$313
$85
$573
$477
$96
$681
$571
$110
$860
$740
$120
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 9/30/12

(1) *EBITDASO is operating profit plus depreciation, amortization, goodwill impairment and stock-based compensation (see page 42).*

SECTION II

RV Industry

RV Market

TOWABLE RVS (Approximately 85% of Drew's RV Segment net sales)


Travel trailer


Fifth-wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 90% of industry 2011 unit sales
- 64% of 2011 wholesale dollar sales, or $4.6 billion
- Retail cost $4,000 to $100,000 per unit. Average about $25,000

MOTORHOMES (Approximately 4% of Drew's RV Segment net sales)


Type A Motorhome


Type B Motorhome


Type C Motorhome

- 10% of industry 2011 unit sales
- 36% of 2011 wholesale dollar sales, or $2.6 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $134,000

How RVs Are Used

- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



RVs - Industry Wholesale Shipments

Approximately 85% of Drew's RV Segment net sales are for Travel Trailers and 5th Wheel RVs



Industry Units
(Industry Units in thousands, Net Sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
800
700
600
500
400
300
200
100
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 Proj. (1)
2013 Proj. (1)
321
300
257
311
321
370
384
391
353
237
166
242
252
274
275
72
61
49
60
62
73
61
56
55
28
25
25
25
26
71
62
51
55
45
43
42
42
36
24
15
18
14
14
178
177
157
196
214
254
281
293
262
185
138
199
213
235
238
RV Share Held by TTs & 5th Wheels
55%
59%
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
86%
87%

(1) Projection for 2012 and 2013 is the latest published by the RVIA (September 2012).

Recent RV Industry Trends



Units
Travel Trailers and 5th Wheel RVs, Drew's primary RV market
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Wholesale
Retail
185,100
226,387
138,300
164,254
199,200
186,010
212,900
197,384
233,400
210,400(1)
2008
2009
2010
2011
LTM Sept. 2012

	2008	2009	2010	2011	LTM Sept. 2012
Dealer Inventory Change	(41,287)	(25,954)	13,190	15,516	23,000[1]

(1) September retail sales data for RVs has not been published yet, therefore 2012 retail data for RVs includes an estimate for September 2012 retail units.

SECTION III

Our RV Segment

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)

Approximately 85% of Drew's RV Segment net sales are for Travel Trailers and 5th Wheel RVs



Industry Units
Drew's Net Sales
(Industry Units in thousands, Net Sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 Proj. (1)
2013 Proj. (1)
RV Share Held by TTs & 5th Wheels
55%
59%
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
86%
87%

(1) Projection for 2012 and 2013 is the latest published by the RVIA (September 2012).

Content Per New Towable RV

- Approximately 85% of RV Segment net sales are for Travel Trailers and Fifth-Wheel RVs
- 100% market share in existing products would yield approximately $4,500 per Towable RV
- Growth in RV "features" drives content increases



2001-2011 average content increase = $168 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,348
$2,685
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 9/12

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM 9/12
RV Segment operating profit margin	8.7%	10.0%	11.6%	9.7%	9.6%	8.3%	12.2%	6.7%	5.0%	9.3%	8.0%	7.1%

At industry production levels for the last 12 months ended September 2012, each $100 increase in content adds approximately $23 million in sales for Drew.

See Page 9 for Industry Information

RV Segment Net Sales by Type


LTM 9/12- $740 Million
$70 million
9%
$17 million
2%
$26 million
4%
$627 million
85%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries


LTM 9/11 - $526 Million
$16 million
3%
$15 million
3%
$31 million
6%
$464 million
88%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries

SECTION IV

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production increased 20% for the 12 months ended September 30, 2012

Manufactured Housing – Industry Production



Industry Units
(Units in thousands, Dollars in millions)
Multi-Sections
Single-Section
400
350
300
250
200
150
100
50
0
349
123
226
251
75
176
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
83
31
52
50
19
31
50
20
30
52
25
27
57
28
29
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 9/12

MH Share Held by Multi-Sections	65%	70%	75%	78%	79%	74%	65%	72%	68%	63%	62%	60%	52%	51%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 11.6% operating profit margin for the 12 months ended September 30, 2012

- Drew's overall MH Segment net sales are up 19% for the 12 months ended September 30, 2012

SECTION V

Our Manufactured Housing Segment

Manufactured Housing – Industry Production
(Compared to Drew's Performance)


Industry Units
(Units in thousands, Dollars in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
349
123
226
$191
251
75
176
$152
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
117
33
84
$220
96
31
65
$177
83
31
52
$142
50
19
31
$85
50
20
30
$96
52
25
27
$110
57
28
29
$120
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 9/12

MH Share Held by Multi-Sections	65%	70%	75%	78%	79%	74%	65%	72%	68%	63%	62%	60%	52%	51%

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

- 100% market share in existing products would yield approximately $4,500 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,333
$1,368
$1,493
$1,464
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 9/12

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM 9/12
Sections per home	**1.77**	**1.81**	**1.83**	**1.78**	**1.68**	**1.76**	**1.71**	**1.65**	**1.65**	**1.61**	**1.52**	**1.52**
MH Segment operating profit margin	**10.4%**	**10.7%**	**10.5%**	**10.4%**	**10.3%**	**8.7%**	**8.1%**	**7.2%**	**3.8%**	**10.0%**	**10.8%**	**11.6%**

See Page 17 for Industry Information

MH Segment Net Sales by Type


LTM 9/12- $120 Million
$21 million
17%
$16 million
14%
$83 million
69%
OEM
Aftermarket
Adjacent Industries


LTM 9/11 - $102 Million
$16 million
15%
$17 million
17%
$69 million
68%
OEM
Aftermarket
Adjacent Industries

SECTION VI

Strategy

Business Strategy

- **Maximize profitability and return on assets through**
  - **Strategic acquisitions**
  - **New product introductions**
  - **Market share growth**
  - **Operational efficiencies**
  - **Diversification to related industries**
- **This strategy accomplished through**
  - Outstanding customer service
  - Motivating management through strong profit incentives
  - Low cost manufacturing:
    - Optimizing production efficiencies and implementing stringent cost controls
  - Working capital management
  - R & D efforts
  - Disciplined and patient acquisition philosophy

What Drew Has Done - Expanding Our Growth Potential

New Product	Est. Total Market
2011 – Newly Developed Line of RV Awnings	$ 100 million
2011 – Aluminum Extrusions	$ 200 million
2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
2011 – Sales of Replacement Parts to the RV and MH Aftermarkets	$ 250 million
Total Market	**$ 1,050 million**

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers
- Consider acquisitions in adjacent markets, such as components for mid-size buses and trailers used to haul boats, horses, livestock, equipment and other cargo

New Product Introductions

2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012

- ACQUIRE TRAIL AIR: Adding RV suspension products
- ACQUIRE HAPPIJAC: Adding patented bed lifts for RVs
- ACQUIRE COACH STEP: Adding electric steps for motorhomes
- ACQUIRE EXTREME ENGINEERING: Expanding specialty trailer product line
- Began production of entry doors for RVs
- ACQUIRE SEATING TECHNOLOGY: Adding furniture for RVs in Midwest market
- Began production of entry doors for MH
- ACQUIRE QUICKBITE ™: Adding a new innovative coupler
- ACQUIRE SCHWINTEK: Adding wall-slide mechanism and motorhome leveling devices
- ACQUIRE LEVEL-UP ™: Adding leveling system for fifth-wheel RVs
- Introduce RVLOCK remote locking product
- ACQUIRE SELLERS: Adding chassis customization & suspension for motorhomes & transit buses
- ACQUIRE HOME-STYLE: Expanding furniture for RVs in Northwest market
- ACQUIRE M-TEC: Adding components for RVs and mobile office units
- ACQUIRE EA TECHNOLOGIES: Expanding towable RV chassis and slide-out mechanisms
- ACQUIRE STARQUEST: Adding windows for truck caps, horse trailers and buses
- ACQUIRE M&M FABRICATORS: Expanding chassis customization operation
- ACQUIRE AMERIMAX: Additional RV towable entry doors

2010 – 2011 – 2012 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Level-Up TM(1)	$ 1.4	$ 1	Six-point leveling system for fifth-wheel RVs
Schwintek(1)	$ 20.0	$ 5	Innovative RV wall slide-out mechanism and motorhome leveling devices
Sellers	$ 0.5	$ 1	Chassis customization & suspension for motorhomes & transit buses
Home-Style(1)	$ 7.3	$ 12	Upholstered furniture and mattresses for towable RVs in the Northwest market
M-Tec(1)	$ 6.0	$ 12	Components for RVs, mobile office units and manufactured homes
EA Technologies	$ 13.5	$ 42	Towable RV chassis and slide-out mechanisms
Starquest(1)	$ 22.6	$ 22	Windows for truck caps, horse trailers and certain types of buses
M&M(1)	$ 1.0	$ 3	Chassis modification for transit buses, specialized commercial vehicles, and Class A and Class C motorhome RVs
Amerimax	$ 1.7	$ 6	Entry doors for towable RVs
Total	$ 74.0	$ 104	

(1) Plus contingent consideration payable on future sales.

SECTION VII

Operating Results

Operating Results

Three Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2011	2012[1]	Change
Net Sales	$ 166.7	$ 226.3	36%
Operating Profit	$ 9.2	$ 14.9	62%
% of Sales	5.5%	6.6%	
Net Income	$ 5.6	$ 9.8	74%
Diluted EPS	$ 0.25	$ 0.43	72%

(1) The Company's operating profit margin during 2012 continues to be impacted by higher labor and related costs because of lower operating efficiencies resulting from greater than expected demand, as well as costs related to facility realignment, process changes and lean manufacturing initiatives. Further, the Company continues to incur greater than normal outsourcing costs on tempered glass due to capacity constraints.

Over the past several months, the Company has developed and implemented action plans to increase efficiencies and improve customer service. In certain product lines, the Company has begun to realize the benefits of these initiatives, including overtime declining significantly from the second quarter of 2012 to the third quarter of 2012. However, implementing these plans to improve production efficiencies has taken longer than expected because it is very difficult to re-organize production flow while still operating near capacity at several key facilities. The full impact of these plans will take time to realize, but the Company expects production efficiencies to further improve before the 2013 selling season.

Operating Results

Nine Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2011	2012[1]	Change
Net Sales	$ 521.6	$ 700.9	34%
Operating Profit	$ 42.7	$ 51.3	20%
% of Sales	8.2%	7.3%	
Net Income	$ 26.0	$ 32.6	26%
Diluted EPS	$ 1.16	$ 1.43	23%

(1) Refer to page 30 for a narrative of 2012 results.

Results By Segment

Three Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions)	2011	2012[1]	Change
Net Sales:			
RV Segment	$ 136.2	$ 195.0	43%
MH Segment	$ 30.5	$ 31.4	3%
Operating Profit:			
RV Segment	$ 7.7	$ 12.9	67%
MH Segment	$ 3.8	$ 3.8	0%
Operating Profit as a Percentage of Net Sales:			
RV Segment	5.7%	6.6%	
MH Segment	12.4%	12.1%	

(1) Refer to page 30 for a narrative of 2012 results.

Results By Segment

Nine Months Ended September 30,

($ in millions)	2011	2012[1]	Change
Net Sales:			
RV Segment	$ 439.7	$ 608.9	39%
MH Segment	$ 81.9	$ 91.9	12%
Operating Profit:			
RV Segment	$ 40.4	$ 47.2	17%
MH Segment	$ 9.0	$ 10.9	22%
Operating Profit as a Percentage of Net Sales:			
RV Segment	9.2%	7.8%	
MH Segment	10.9%	11.9%	

(1) Refer to page 30 for a narrative of 2012 results.

Debt Position

FINANCIAL PERFORMANCE

($ in millions)	Debt	Cash and Investments	Net Cash/(Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/08	$ 9	$ 9	$ -	$ 29
12/31/09	$ -	$ 65	$ 65	$ 2
12/31/10	$ -	$ 44[(1)]	$ 44[(1)]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
9/30/12	$ -	$ 33	$ 33	$ 1

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

Balance Sheet

FINANCIAL PERFORMANCE

($ in millions)	12/31/08	12/31/09	12/31/10	12/31/11	9/30/12
Total Assets	$ 311	$ 288	$ 307	$ 351	$ 418
Total Debt	$ 9	$ -	$ -	$ -	$ -
Cash & Investments	$ 9	$ 65	$ 44	$ 7	$ 33
Stockholders' Equity	$ 259	$ 244	$ 243[3]	$ 277	$ 318
RATIOS					
Days Sales in A/R[1]	15 days	14 days	13 days	17 days	23 days
Inventory Turns[2]	4.1 turns	4.8 turns	6.5 turns	6.2 turns	7.5 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $1.50 per share, or $33 million paid in December 2010.

Cash Flow

Significant use of cash items since December 31, 2007	
Acquisitions (14)	$107 million
Capital expenditures	$64 million
Debt reduction	$27 million
Special dividend	$33 million
Stock repurchases	$10 million
Total	**$ 241 million**

Financial Strength

FINANCIAL PERFORMANCE

	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11	9/30/12
Return on Equity	17%	6%[2]	2%[3]	11%	11%	13%
Return on Assets	12%	4%[2]	2%[3]	9%	9%	9%
Total Debt to Equity	0.11	0.00	0.00	0.00	0.00	0.00
Total Debt to EBITDA[1]	0.33	0.20	0.00	0.00	0.00	0.00

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 42).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

The Future

- Increasing RV content
- RV recovery from recession
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery







Stock Price History

- Drew has 22 million shares outstanding and a market capitalization of approximately $710 million as of October 31, 2012



50
45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$23
$25
$32
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
2011
10/31/12

(December 31, unless noted)

Analyst Coverage

CJS Securities
Dan Moore – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
CFO & Treasurer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA and EBITDASO

FINANCIAL PERFORMANCE

($ in millions)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM 9/12
Operating Profit (Loss)	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$ (35.6)	$ 45.2	$ 48.5	$ 57.2
Depreciation & Amortization	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 17.1	$ 20.5	$ 24.7
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -	$ -
EBITDA	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 62.5	$ 69.0	$ 81.8
Stock-Based Compensation	$ 0.1	$ 0.4	$ 1.2	$ 1.5	$ 3.0	$ 2.5	$ 3.8	$ 3.6	$ 4.1	$ 5.6	$ 6.0
EBITDASO	$ 36.6	$ 42.5	$ 54.5	$ 71.2	$ 74.0	$ 86.0	$ 46.3	$ 31.5	$ 66.6	$ 74.6	$ 87.9
Capital Expenditures	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 10.1	$ 24.3	$ 28.6

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended				
	2008	2009	2010	2011	9/12
Net Sales:					
RV Segment	$ 368.1	$ 312.5	$ 477.2	$ 570.6	$ 739.9
MH Segment	142.4	85.3	95.6	110.5	120.6
Total Net Sales	$ 510.5	$ 397.8	$ 572.8	$ 681.2	$ 860.5
Operating Profit:					
RV Segment	$ 24.6	$ 15.7	$ 44.4	$ 45.7	$ 52.6
MH Segment	10.3	3.2	9.6	12.0	14.0
Total Segment Operating Profit	34.9	18.9	54.0	57.7	66.5
Corporate	(7.4)	(6.5)	(8.0)	(7.5)	(8.2)
Goodwill Impairment	(5.5)	(45.0)	-	-	-
Other Non-Segment Items	(2.1)	(2.9)	(0.6)	(1.7)	(1.2)
Total Operating Profit	$ 19.9	$ (35.6)	$ 45.4	$ 48.5	$ 57.2